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                           MASTER LEASE AGREEMENT

LESSOR:          Meridian Leasing Corporation
                  an Illinois corporation

ADDRESS:         570 Lake Cook Road
                 Suite 300
                 Deerfield, Illinois 60015

LESSEE:          Custom Papers Group, Inc.

ADDRESS:         110 Tredegar Street
                 Richmond, VA 23219

AGREEMENT DATE:  January 1, 1994

This contract is a Master Lease Agreement. The terms of each Supplement hereto are subject to any and all conditions and provisions set forth herein at the time of execution of such Supplement as the same may have been amended prior to the execution of such Supplement. Each Supplement shall provide a description of Equipment, Lease Term, Rental Payment(s), Location of Equipment, Supplement Commencement Date and such other information as may be required. Each Supplement is enforceable according to the terms and conditions contained therein and in the event of a conflict between the language of the Master Lease Agreement and any Supplement hereto, the language of the Supplement shall prevail in respect to that Supplement. Each Supplement together with the terms and conditions of this Master Lease Agreement incorporated therein is referred to herein as the "Lease" or "Lease Agreement". Lessor, by its acceptance hereof, hereby leases to Lessee, and the Lessee hereby leases from Lessor, in accordance with the terms and conditions set forth herein and in the applicable Supplement, the Equipment described on the Supplement and in any attachments thereto (the "Equipment").

  1. LEASE TERM
This Master Lease Agreement shall be effective from the date hereof. As to any particular item of Equipment, the term shall continue as stated in the applicable Supplement, from the respective Supplement Commencement Date, as, from time to time, Equipment described in any Supplement is accepted by Lessee. Said term shall be automatically extended at the monthly lease rate in effect at the end of said term unless and until terminated by either party hereto giving the other not less than ninety (90) days prior written notice. Acceptance ("Acceptance") shall occur on the earlier of (i) the day the Equipment has been installed and, if applicable, approved for coverage under a prime shift maintenance contract by the manufacturer thereof or other applicable maintenance organization; or (ii) the seventh (7th) day after delivery of the Equipment to Lessee if the Equipment is used equipment provided by Lessor and a delay of installation is caused by Lessee. Lessee agrees both to advise Lessor on the Acceptance date and thereupon to execute and deliver to Lessor a Certificate of Acceptance.

  2. PAYMENTS OF RENT
Unless otherwise set forth in the respective Supplement, the following shall apply: The first rental payment shall be due upon the Acceptance of the Equipment by Lessee, and such payment shall cover the lease month or other period commencing on the Supplement Commencement Date. Each subsequent rental payment shall be due and payable in advance, for the lease period covered by such payment, on the first day thereof. In the event Acceptance occurs prior to the Supplement Commencement Date, interim rental shall be paid by Lessee in the amount equal to a proration on a per diem basis of the Monthly Rent, as hereinafter defined, for the period commencing as of the date of Acceptance to the Supplement Commencement Date. Notwithstanding the provision of any notice contemplated by Section 1 above, in the event that any Item of Equipment is not returned at the expiration of any Supplement, Lessor shall be entitled without notice or demand to receive Supplemental Rent for each day that such return is delayed at the rate of 200% of the daily proration of Monthly Rent. All rental and other payments by Lessee under this Lease shall be made to Lessor at its address stated above or at such other address as Lessor may designate in writing and if payment shall be made by check, such check shall arrive at such address in sufficient time so that the same shall arrive on or before the date the rental payment shall be due. Monthly rent payable with respect to each item of Equipment ("Monthly Rent") shall be as set forth for such Item in the applicable Supplement. Any and all amounts payable to Lessor hereunder other than Monthly Rent shall be considered and referred to herein as "Supplemental Rent". Monthly Rent, together with Supplemental Rent, shall be referred to herein as "Rent". This Lease provides for a net lease, and the Rent due hereunder from Lessee to Lessor shall be absolute and unconditional and shall not be subject to any abatement, recoupment, defense, claim, counter-claim, reduction, set-off, or any other adjustment of any kind for any reason whatsoever.

  3. ADDITIONAL SUMS PAYABLE BY LESSEE
(a) All transportation, transit insurance and other charges payable for delivery of the Equipment to Lessee, and for installation of the Equipment, shall be paid by Lessee.

(b) Lessee shall promptly pay all costs, expenses and obligations of every kind and nature incurred in connection with the use, maintenance, servicing, repair or operation of the Equipment which may arise or be payable during the lease term of such Equipment hereunder, except as specifically provided herein, and shall keep the Equipment in as good repair, condition and working order as when delivered to Lessee hereunder, reasonable wear and tear from the proper use thereof alone excepted, and shall furnish any and all parts, mechanisms and devices required to keep the Equipment in such good repair, condition and working order, at the expense of Lessee, and in addition will permit the manufacturer to make all free-of-charge engineering changes, all so that the Equipment will remain acceptable to the manufacturer for maintenance. Without limiting the foregoing, Lessee shall, during the continuance of this Lease, at its own expense, make appropriate arrangements for maintenance of each item of Equipment, including without limitation with respect to each item of Equipment entering into and maintaining in force a contract with the manufacturer of the Equipment or other person or entity approved in writing by Lessor covering at least prime shift maintenance.

(c) Lessee shall indemnify and hold harmless Lessor against and shall pay all federal, state, county or local taxes, fees or other charges, however designated (together with any related interest or penalties not arising from negligence on the part of Lessor), imposed or assessed against or with respect to this Lease. Rent hereunder, the Equipment, Lessor or Lessee or payable by Lessor or Lessee with respect to the use, lease, sale, purchase, delivery, possession, sublease or ownership of the Equipment, excepting only
(i) taxes on or to the extent measured by the net income of Lessor; and (ii) sales, use or similar taxes paid by Lessor if, and only if, any such taxes are included as part of the acquisition cost of any Equipment. Lessor shall give Lessee and Lessee shall give Lessor written notice of any event or condition which requires indemnification by Lessee hereunder or any allegation of such event or condition, promptly upon obtaining knowledge thereof. Lessee shall not be obligated to pay any amount under this Section 3 so long as Lessee shall in good faith and by appropriate proceedings contest and diligently prosecute the validity or the amount thereof unless such contest would adversely affect the title of the Lessor to the Equipment or would subject it to forfeiture or sale, provided that Lessee should make any required deposits during such contest. Upon resolution of such contest, Lessee shall promptly pay all amounts then owing. In case any report or return is required to be made with respect to any obligation of Lessee arising out of this Section 3, Lessee will either make such report or return in such manner as shall be satisfactory to Lessor or, if required by Lessor, furnish information to Lessor necessary to complete such report or return by Lessor.

  4. WARRANTIES
(a) Lessor hereby warrants and covenants to Lessee that so long as no Event of Default has occurred and is continuing under the applicable Supplement hereto, Lessee shall and may quietly have, hold and enjoy the Equipment and every part thereof leased hereunder for the term of this Lease, as such term may be extended hereunder, free from disturbance by Lessor or its agents, employees, successors or assigns, or by anyone (whether the holder of a lien or otherwise) claiming solely by, through or

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under Lessor. LESSOR HAS NOT MADE AND MAKES NO, AND HEREBY EXPRESSLY
DISCLAIMS ANY OTHER, EXPRESS OR IMPLIED WARRANTY WHATSOEVER HEREUNDER, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PURPOSE, OR OTHERWISE, REGARDING THE EQUIPMENT OR ANY PART OR THE DESIGN OR CONDITION THEREOF. Subject to the provisions of Section 10 hereof, Lessor hereby transfers and assigns to Lessee during the term of this Lease all of its right, title and interest in any express or implied warranties and covenants of any Equipment manufacturer or vendor which are assignable by Lessor. Lessor and Lessee agree to execute any manufacturer's transfer of "Patent and Copyright Indemnity" and "Warranties" documents with respect to the Equipment leased hereunder.

(b) Lessee, at the time of execution of this Agreement and any Supplement hereto, hereby warrants and represents to Lessor, Secured Party, as hereinafter defined, and their respective successors and assigns: (i) that execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part and are not in conflict with its charter or bylaws or with or constitute a breach of or default under any indenture, contract or agreement by which it is bound, or with any statute, judgment, decree, rule or regulation binding upon it; (ii) that no consent or approval of any trustee or holder of any indebtedness or obligation, and no consent or approval of, or taking of any other action with respect to, any governmental authority, is necessary for execution, delivery or performance of this Agreement (iii) that this Agreement is legal, valid, binding, and enforceable against the Lessee in accordance with its terms, subject to enforcement limitations imposed by rules of equity or by bankruptcy or similar laws; (iv) Lessee is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation and the jurisdiction(s) where the Equipment will be located and has adequate corporate power to enter into and perform this Lease; and (v) there are no actions, suits or proceedings pending or, to the knowledge of Lessee threatened against or affecting Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a materially adverse effect on the ability of Lessee to perform its obligations under this Lease.

  5. POSSESSION, USE AND MAINTENANCE OF THE EQUIPMENT
(a) The Equipment shall be kept by Lessee (i) subject to inspection by Lessor at reasonable times and manner, (2) at Lessee's address, as stated on each Supplement hereto, which Equipment shall not be relocated without prior written consent of Lessor, which consent shall not be unreasonably withheld,
(3) free of all security interests of any kind whatever, liens, encumbrances and other claims, except (i) those of persons claiming solely against Lessor but not Lessee on account of obligations which Lessee is not required by this Lease to discharge, (ii) liens of current taxes not delinquent (except liens for taxes which are being contested by Lessee as provided in Section 3 hereof), (4) marked with the manufacturer's identification marks or numbers and, if requested by Lessor or Secured Party, conspicuously labeled with labels supplied by Lessor or Secured Party to disclose Lessor's and any Secured Party's interest in the Equipment, and (5) in good and efficient working order, condition and repair, reasonable wear and tear excepted, and acceptable for maintenance under the manufacturer's maintenance agreement at the expiration of the Lease Term. Lessee will, within ten (10) working days of receiving notice thereof, promptly notify Lessor in writing of any mortgage, pledge, lien, attachment, charge, encumbrance or right of others which has arisen with respect to the Equipment.

(b) Lessee shall use the Equipment with due care to prevent injury thereto, and to any person or property, and in conformity with all applicable laws, ordinances, rules, regulations and other requirements of any insurer or governmental body and with all requirements of the manufacturer with respect to the use, maintenance and operation of the Equipment. Lessee shall not modify any Equipment without the prior written consent of Lessor, which may be granted or withheld in its sole discretion. It is the intention and understanding of both Lessor and Lessee that the Equipment shall be and at all times remain separately identifiable personal property. Lessee shall not permit any Equipment to be installed in, or used, stored or maintained with, any personal property (except other Equipment leased hereunder) in such manner or under such circumstances that such Equipment might be or become an accession to or confused with such other personal property. Lessee shall not permit any Equipment to be installed in or used, stored or maintained with, any real property in such a manner or under such circumstances that any person might acquire any rights in such Equipment paramount to the rights of Lessor or Secured Party by reason of such Equipment being deemed to be real property or a fixture thereon.

  6. RISK OF LOSS

(a) Lessee assumes and shall bear the entire risk of partial or complete loss, theft, damage, destruction, condemnation, requisition, taking by eminent domain or other interruption or termination of use of the Equipment from any cause whatsoever, whether or not insured against, from the date of delivery of the Equipment until the Equipment is returned to and received by Lessor. Except as otherwise expressly provided herein, no such loss, theft, damage, destruction, condemnation, requisition, taking by eminent domain or other interruption or termination of use of the Equipment, and no delay, deficiency or absence of insurance proceeds, and no unavailability, delay or failure of supplies, parts, mechanisms, devices or service for the Equipment or any failure of the Equipment to function for any cause, shall relieve Lessee of the obligation to pay Rent hereunder. Lessee's obligation to pay all Rent, and the rights of Lessor and the Secured Party in and to such payments, shall be absolute and unconditional and except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the respective obligations of the Lessor or the Lessee be affected, by reason of any defect in or Total Casualty (as defined in this Section 6) to or obsolescence of the Equipment or any item thereof from whatever cause, or the interference with the use thereof by any private person, corporation or governmental authority, or any other disability of the Lessee to use the Equipment, or war, act of God, or governmental regulations, any present or future law or regulation to the contrary notwithstanding. Lessee shall promptly notify Lessor in writing of the occurrence of any of the above events and all pertinent details connected therewith. Except during any period when an Event of Default shall have occurred and shall be continuing. Lessee shall be entitled to the proceeds of any claim or right of Lessor or Lessee against any third party on account of any of the foregoing events and Lessee shall be subrogated to the Lessor's right of recovery therefor against any third party. Lessor shall execute and deliver from time to time such instruments and take such other action as may be necessary or appropriate more fully to vest in Lessee such proceeds or affect such subrogation, provided, however, that all costs and expenses, including court costs and attorneys' fees, incurred in connection with enforcing or realizing upon any such claim or right to proceeds or obtaining enforcement of or realizing upon such right of subrogation, shall be paid by, Lessee.

(b) In the event any item of Equipment is physically damaged to a material extent by any occurrence whatsoever, Lessee shall immediately notify Lessor of such damage and, unless Lessor shall determine that Section 6(c) hereof is applicable to such damage, Lessee, at Lessee's expense, shall promptly cause such item of Equipment to be returned to the condition described in Sections 3 and 5 hereof.

(c) In the event any item of Equipment shall be lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, or shall be subjected to a requisition, taking by eminent domain or other interruption or termination of use for a stated period which exceeds the term of this Lease (any such occurrence being referred to as "Total Casualty"), Lessee shall promptly notify Lessor and either, (i) obtain replacement equipment of like model and features, having utility and remaining useful life at least equal to that of each such replaced item of Equipment and, in which case, Lessee shall immediately convey to Lessor good title for all such replacement equipment free of all liens, claims or encumbrances and such replacement equipment shall be substituted for each such item of Equipment replaced hereunder; or (ii) pay to Lessor, on the next Monthly
Rent payment date for such item of Equipment following such Total Casualty, an amount equal to the Casualty Value (specified in the applicable
Supplement) of such item of Equipment on such Monthly Rent payment date. If Lessee elects to pay the Casualty Value rather than replace the Equipment, after the payment of such Casualty Value and all Monthly Rent due and owing for the period prior to the date of the Total Casualty with respect to such item of Equipment, Lessee's obligation to pay further Monthly Rent for such item of Equipment shall cease, but Lessee's obligation to pay Rent for all other items of Equipment, shall remain unchanged. So long as no Event of Default shall have occurred and be continuing under this Lease, and provided Lessee shall have made the Casualty Value payment identified above. Lessor shall pay Lessee any insurance proceeds received by Lessor by reason of such Total Casualty up to the amount of the Casualty Value paid by the Lessee.

  7. INSURANCE
Lessee shall at all times during the term of this Lease and until the Equipment has been returned to Lessor as provided below, at its own expense, maintain physical damage insurance in an amount not less than the replacement value of the Equipment but in no event less than the Casualty Value thereof, and liability and property damage insurance covering the Equipment (including Lessee's contractual liability under Section 9 hereof), in such amount, and with such companies and such endorsements and covering such hazards, as are in general usage by companies owning or operating similar property and engaged in a business similar to Lessee's, in order to adequately protect the parties hereto. All insurance so maintained shall provide for a thirty-day prior written notice to Lessor and its assigns of any cancellation or reduction of coverages and an option in Lessor or its assignees to prevent cancellation by payment premiums, shall cover both the interest of the Lessor and any assigns of which the Lessee has notice and of the Lessee


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in the Equipment, and shall provide that all insurance proceeds shall be payable to the Lessee, Lessor and any such assignee as their respective interests may appear at the time of any such payment. Lessor and any such assignee shall be named as additional insureds on any public liability insurance policies so maintained. Lessee shall furnish to Lessor satisfactory evidence of any insurance so maintained no later than the date of delivery of each item of Equipment and once annually, upon Lessor's request, during the term hereof. Lessee's above obligation shall commence on the initial date of delivery of the Equipment and shall continue until the Lease term hereof expires and the Equipment is returned to Lessor. Lessee shall cooperate and, to the extent possible, cause others to cooperate with Lessor and all companies providing any insurance to Lessee or Lessor or both with respect to the Equipment in collection on or enforcement of any such insurance. By this
Section 7, Lessor does not modify or limit any provision of this Lease relating to disclaimer of warranties and liability, or indemnity.

 8.  RETURN OF EQUIPMENT
Upon the expiration or earlier termination of the Lease term, Lessee shall return the Equipment to Lessor in the same condition and configuration including original serial number, as received, reasonable wear and tear excepted and in the condition required by Sections 3 and 5 hereof, and shall permit the Equipment to be (a) inspected by agent(s) of the respective manufacturer(s), if Lessor so requests, (b) repaired, if necessary, so as to place the Equipment in the foregoing condition, (c) crated, and (d) shipped by truck or other normal ground transportation to such address as Lessor may designate. Lessor shall pay all expenses arising from the above clause (a) of this Section 8, and Lessee shall pay all expenses arising from the above clauses (b), (c), and (d) of this Section 8, provided-that shipping charges payable by Lessee under such clause (d) shall be limited to an amount equal to the cost of shipping the Equipment to any location within the Continental United States.

 9.  DISCLAIMER OF LIABILITY AND INDEMNITY
Lessor shall not be liable for, and Lessee agrees to indemnify and hold Lessor, Secured Party, and their respective successors and assigns harmless against any loss, claim, action, suit, demand, proceeding, liability, penalty cost, damage, obligation, lien or expense of any kind on account of personal injury, property damage or otherwise, including but not limited to any matter arising under strict liability in tort, imposed on or incurred by or asserted against Lessor or Secured Party or its or their successors or assigns, including without limitation attorneys' fees incurred on account of any of the foregoing, in any way relating to this Lease or any document contemplated hereby, or in any way relating to the selection, manufacture, purchase, acceptance, ownership, delivery, installation, lease, sublease, possession, use, operation, maintenance, condition, return or storage of any item of Equipment, or any accident in connection therewith, or arising by operation of law as a consequence of any of the foregoing. The provisions of this
Section 9 shall survive any termination of this Lease, provided, however, that the Lessee shall not be required to indemnify the Lessor for (a) any claim in respect of any item of Equipment arising from acts or events which occur after possession of such item has been redelivered to the Lessor, (b) any claim resulting from the willful misconduct or negligence of the Lessor. Lessee shall give Lessor prompt written notice of any matter hereby indemnified against and agrees that unless directed to the contrary by written notice by the indemnified Party. Lessee shall assume full responsibility for the defense thereof on behalf of such party.

 10. EVENTS OF DEFAULT
(a) Each of the following shall constitute an Event of Default hereunder: (i) default in the payment of any Rent hereunder and continuance thereof for ten days after notice by Lessor to Lessee of said default; (ii) failure by Lessee to make any other payment required by this Lease, or to perform any other of Lessee's agreements set forth in this Lease, within 30 days after notice thereof is given by Lessor to Lessee; (iii) Lessee becomes insolvent or admits in writing its inability to pay its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee or a receiver or similar officer for it or any of its property, or, in the absence of such application, consent or acquiescence, a trustee or receiver or similar officer is appointed for Lessee or for a substantial part of its property and is not discharged within 60 days, or any bankruptcy, reorganization, debt, dissolution or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Lessee, and if instituted against Lessee is consented to or acquiesced in by Lessee or remains for 60 days undismissed; (iv) Lessee shall make an assignment for the benefit of creditors; (v) any warranty, representation, statement or report made in writing by Lessee in this Lease or in any document or certificate furnished in connection with this Lease or any financing obtained in connection therewith proves to have been untrue or incorrect in any material respect; or (vi) Lessee shall be a party to a transaction governed by Section 11(a) below without complying with such Section.

(b) Upon the occurrence of an Event of Default and so long as the same is continuing, Lessor may, at its option, declare the applicable Supplement(s) to be in default by notice to Lessee, and thereafter exercise one or more of the following remedies, as Lessor in its sole discretion lawfully elects:

     (1) Proceed by court action, either at law or in equity, to enforce performance by Lessee of this Lease or to recover damages for the breach thereof.

     (2) By notice terminate the applicable Supplement, whereupon all rights of Lessee in the Equipment subject to said Supplement will absolutely cease but Lessee will remain liable as hereinafter provided; and thereupon Lessee, if so requested, will at its expense promptly return the Equipment to Lessor at the place designated by Lessor within the Continental United States and in the condition required pursuant to the terms hereof, or Lessor, at its option, may enter the premises where the Equipment is located and take immediate possession of and remove the same in a lawful manner. Lessee will, without further demand, forthwith pay Lessor an amount equal to any past due Rent which was due and payable for all periods up to and including the Monthly Rent payment date following the date on which Lessor has declared the Supplement to be in default, plus, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Casualty Value of the Equipment then subject to the applicable Supplement, computed as of such monthly Rent payment date. Following the return of the Equipment to Lessor pursuant to this clause (2), Lessor will proceed to sell or re-lease the Equipment in a commercially reasonable manner. The proceeds of such sale or re-lease will be applied by Lessor (A) first, to pay all costs and expenses, including reasonable legal fees and disbursements, incurred by Lessor as a result of the default and the exercise of its remedies with respect thereto, (B) second, to pay Lessor an amount equal to any unpaid past due Rent due and payable plus the Casualty Value, to the extent not previously paid by Lessee, and (C) third, to reimburse Lessee for the Casualty Value to the extent previously paid as liquidated damages. Any surplus remaining thereafter will be retained by Lessor. To the extent Lessee has not paid Lessor the amounts specified in this clause (2), Lessee will forthwith pay such amounts to Lessor plus interest provided in Section 12 on such amounts, computed from the date the Casualty Value is payable hereunder until such amounts are paid.

(c) In addition, Lessee shall be liable for any damages and expenses which Lessor shall have sustained by reason of the breach of any covenant, representation or warranty of this Lease other than for the payment of the Monthly Rent, and shall be liable for any and all unpaid amounts due hereunder before, during or after the exercise of any of the foregoing remedies and for all reasonable attorneys' fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of any item of Equipment. Upon the occurrence and during the continuance of an Event of Default hereunder, Lessor shall be exclusively entitled to enforce the warranties assigned to Lessee under Section 4 hereof, notwithstanding such assignment.

(d) A cancellation or termination hereunder shall occur only upon written notice by Lessor to Lessee, or repossession as provided above, and only with respect to such items of Equipment as Lessor specifically elects to cancel or terminate by such notice or repossession. Except as to any such item of Equipment with respect to which there is a cancellation or termination, this Lease shall remain in full force and effect and Lessee shall be and remain liable for the full performance of all its obligations.

 11. SUBLEASE AND ASSIGNMENT
(a) LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR AND SECURED PARTY WHICH MAY BE GRANTED OR WITHHELD IN THEIR SOLE DISCRETION, (i) SUBLEASE, ASSIGN, PLEDGE, HYPOTHECATE OR IN ANY OTHER WAY TRANSFER THIS LEASE, THE EQUIPMENT OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR (ii) PERMIT THE EQUIPMENT OR ANY PART THEREOF TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. Any assignment, sublease, pledge hypothecation or transfer for which consent is required hereby and which is made without such consent shall be void. The consent of Lessor or Secured Party to any of the foregoing applies only to the specific instance in which given, and shall not be deemed a consent to any subsequent like act by Lessee or any other person. Subject to the foregoing, this Lease inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto, Lessee's interest herein shall not be assigned by operation of law. Notwithstanding the foregoing, Lessee shall be entitled to assign or transfer this Lease, the Equipment and its interests in this Lease and the Equipment in connection with a sale of all or substantially all of its assets to, or a consolidation of Lessee with, or a merger of Lessee into, any corporation so long as Lessee provides Lessor with 45 days prior written notice and such corporation assumes the obligations of Lessee under


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this Lease and Lessee provides written evidence satisfactory to Lessor that immediately following such sale, consolidation or merger such corporation is in the opinion of Lessor now less credit-worthy than Lessee immediately prior to such sale, consolidation or merger. Lessor and any direct or remote assignee of any right, title and interest of Lessor hereunder shall have the right at any time or from time to time to assign to any third party all or any part of its right, title and interest in and to this Lease or the Equipment.

(b) Lessor may obtain financing through financial institutions and secure such financial institutions ("Secured Party") by granting a security interest in or lien on all or any part of Lessor's interest in the Equipment, the applicable Supplement, any collateral therefor, and amounts payable by Lessee under the applicable Supplement. Such financing may include the purchase of the Equipment by the Secured Party. In the event of such financing (1) the lien instrument or security agreement will specifically provide that it is subject to to Lessee's rights as herein provided; (2) such assignment of the applicable Supplement or any interest herein will not relieve Lessor from its obligations hereunder or be construed to be an assumption by Secured Party of such obligations (but Secured Party may perform, at its option, some or all of Lessor's obligations); (3) upon appropriate notice and upon request by Secured Party, Lessee will execute such acknowledgements and other documentation as may be requested by Lessor or Secured Party and Lessee will thereafter pay directly to Secured Party all Rent and other amounts payable hereunder; and (4) Lessee's obligations hereunder, including, without limitation, its obligation to pay Rent and other amounts hereunder, shall be absolute and unconditional and shall not be subject to any reduction, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever. Lessee acknowledges that any assignment or transfer by Lessor permitted under this Lease shall not materially change Lessee's duties or obligations under this Lease or materially increase the burdens or risks imposed upon Lessee.

 12. GENERAL
(a) Any provision herein that Lessee shall take any action shall require Lessee to do so at its sole cost and expense. Lessee shall pay Lessor interest at the maximum rate permitted by applicable law, but in no event in excess of a rate of 1-1/2% per month, on any amount past due from the date it is required to make any payment of Rent or other amount hereunder. Such interest shall be payable with respect to the period commencing on the date such payment is due through the date such payment is actually made.

(b) Any notice hereunder shall be in writing and shall be deemed to be given when delivered, including but not limited to overnight courier or electronic transmission or, if mailed, on the third day after mailing by registered or certified mail, postage prepaid and addressed to Lessee or Lessor at its respective address shown on the first page hereof, or to either party at such other address it has designated as its address for purposes of notice hereunder.

(c) Promptly upon Lessor's written request, Lessee agrees to execute, acknowledge and deliver such instruments, and to take such other action, as may reasonably be necessary in the opinion of Lessor, or Lessor's counsel, to protect Lessor's or any Secured Party's interests in the Equipment, this Lease and any Rent, including, but without limitation, the obtaining and execution of landlord and mortgage waivers and Uniform Commercial Code financing statements in recordable form, incumbency certificates and, at Lessee's expense, opinion of Lessee's legal counsel regarding the matters contained in Section 4(b) hereof. Upon Lessor's written request, Lessee also agrees to provide quarterly financial statements and annual audited financial statements in the form previously furnished to Lessor within 120 days of the end of each quarter and Lessee's fiscal year end. Lessor may file or record a copy of this Lease as a financing statement or for any other purpose.

(d) This Agreement is, and is intended to be, a lease, and Lessee does not acquire hereby any right, title or interest in or to the Equipment except the right to use the same as Lessee under the terms hereof. Both Lessor and Lessee agree to characterize this Agreement as a lease for Federal income tax purposes, such that Lessor shall receive the benefits of any depreciation and investment tax credit, allowance or similar benefit associated with any item of Equipment.

(e) This Master Lease Agreement and all Supplements duly executed and attached hereto from time to time constitute the entire agreement between the parties hereto with respect to the Equipment, and any change or modification hereto and any related agreement must be in writing and signed by the parties hereto. There shall be a single executed original of this Master Lease Agreement which shall be marked and for the purposes hereof shall be referred to as the "Original"; all other counterparts shall be marked "Duplicate". With respect to any Supplement to this Master Lease Agreement executed by the parties hereto, the following shall apply: (i) each such Supplement shall constitute a new lease between the parties; (ii) there shall be a single executed original of each such Supplement marked "Original"; (iii) all other counterparts of such Supplement shall be marked "Duplicate"; and (iv) to the extent, if any, that any such Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as is in effect in any applicable jurisdiction) no security interest therein may be created through the transfer or possession of the Original of this Master Lease Agreement or any Duplicate of such a Supplement, but such security interest may be created by the transfer or possession of the Original of such Supplement together with a certified copy of this Master Lease Agreement.

(f) Lessor is not, and shall not be deemed to be, an agent, employee or representative of Lessee or any manufacturer of any Equipment, for any purpose whatsoever.

(g) If this Lease or any provision hereof shall be deemed invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of this Lease in other respects and in other jurisdictions shall not be in any way impaired or affected thereby. No covenant or condition of this Lease can be waived except by the written consent of the party to be bound by such waiver. No waiver by Lessor of any Event of Default hereunder shall in any way be, or be constituted to be, a waiver of any future or subsequent Event of Default. Forbearance or indulgence by Lessor or Lessee in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by the other party to which such forbearance or indulgence may apply, and, until complete performance by such party of such covenant or condition. Lessor or Lessee, as the case may be, shall be entitled to invoke any remedy available to such party under this Lease or by law or in equity or otherwise despite said forbearance or indulgence. This Lease shall be governed by the laws of the State of Illinois. Lessee hereby submits to the jurisdiction of the state and federal courts located in Illinois.

(h) Should Lessee fail to make any payment or to do any act as herein provided, after notice to Lessee which is reasonable under the circumstances, Lessor shall have the right, but not the obligation and without releasing Lessee from any obligation hereunder or waiving Lessor's right to declare a default hereunder, to make or do the same, and to pay, purchase, contest or compromise any encumbrance, charge or lien which in the reasonable judgment of Lessor appears to materially and adversely affect Lessor's interest in the Equipment, and in exercising any such rights, Lessor may incur any liability and expend whatever amount in its reasonable discretion it may deem necessary therefor. All sums so incurred or expended by Lessor shall be without demand immediately due and payable by Lessee.

(i) Whenever the context of this Lease requires, the singular number includes the plural. Section headings contained herein are solely for the convenience of the parties, and are not an aid in the interpretation of the instrument. Although this Lease is dated as of the date first above written for convenience, the Supplement Agreement Date and the Supplement Commencement Date shall be as specified in the applicable Supplement.

(j) This Master Lease Agreement may be canceled by Lessee in writing, provided all outstanding Supplements hereunder have either expired or have been terminated with respect to their individual termination provisions, and that no Events of Default are continuing under any Supplements, and Lessee has fulfilled all obligations under all such Supplements.

LESSOR:                                    LESSEE:

MERIDIAN LEASING CORPORATION               CUSTOM PAPERS GROUP, INC.

By:                                        By: /s/ ILLEGIBLE
   --------------------------------           --------------------------------


Title:                                     Title: VICE-PRESIDENT
      -----------------------------              -----------------------------

                                     [LOGO]

                                                              02/24/94        ms
                              SUPPLEMENT NUMBER 1

LESSEE:  CUSTOM PAPERS GROUP, INC.

MASTER LEASE AGREEMENT DATE:  January 1, 1994

This Supplement is issued pursuant to the Master Lease Agreement identified above. All of the terms and conditions of the Master Lease Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth in this Supplement. This Supplement, together with the terms and conditions as incorporated herein, constitutes a separately enforceable lease agreement with respect to the Equipment.

Lessee acknowledges that any assignment or transfer by Lessor permitted under this Lease shall not materially change Lessee's duties or obligations under this Lease or materially increase the burdens or risks imposed upon Lessee.

SUPPLEMENT AGREEMENT DATE:  January 1, 1994

SUPPLEMENT COMMENCEMENT DATE:  January 1, 1994

The Lease Term shall begin on the Supplement Commencement Date. To the extent that the Equipment is accepted prior to that date, the Lessee shall pay to the Lessor an interim rental representing a proration on a per diem basis of the initial monthly rental.

EQUIPMENT:  Manufactured by ACCURAY

     See Equipment/Location Schedule A to Supplement Number 1.


LEASE TERM AND RENTAL PAYMENTS: Term 72 months, payable semi-annually on the last day of each six months. The amount of payment for payments 1 through 12 is $196,290.00 per six months.


LOCATION OF EQUIPMENT:
                       See Equipment/Location Schedule A
                       to Supplement Number 1


ADDITIONAL PROVISIONS TO SUPPLEMENT:

       Casualty Values. . . . . . . . . . . . . . . . . . . .Schedule B
       Renewal Option . . . . . . . . . . . . . . . . . . . .Schedule C
       Purchase Option. . . . . . . . . . . . . . . . . . . .Schedule C
       Additional Consideration . . . . . . . . . . . . . . .Schedule C


MERIDIAN LEASING CORPORATION            CUSTOM PAPERS GROUP, INC.
          (Lessor)                              (Lessee)

By                                      By  /s/ [ILLEGIBLE]
   -------------------------               -------------------------------
Title:                                  Title: VICE-PRESIDENT

                         EQUIPMENT/LOCATION SCHEDULE A
                             TO SUPPLEMENT NUMBER 1


LESSEE:  CUSTOM PAPERS GROUP, INC.

SUPPLEMENT AGREEMENT DATE:  January 1, 1994

EQUIPMENT:  Manufactured by ACCURAY

LOCATION:  CUSTOM PAPERS GROUP, INC.
           FITCHBURG MILL
           ONE OLD PRINCETON ROAD
           FITCHBURG, MA 01420


                                                        SEMI-ANNUAL
QTY       TYPE/MODEL       DESCRIPTION                      RENT
---       ----------       -----------                  -----------

1         #1PM             PROCESS CONTROL SYSTEM       $36,304.00

LOCATION:  CUSTOM PAPERS GROUP, INC.
           WARREN GLEN MILL
           WARREN GLEN, NJ 08804


                                                        SEMI-ANNUAL
QTY       TYPE/MODEL       DESCRIPTION                      RENT
---       ----------       -----------                  -----------

1         #7PM             PROCESS CONTROL SYSTEM       $ 37,660.00
1         #8PM             PROCESS CONTROL SYSTEM       $ 72,930.00


LOCATION:  CUSTOM PAPERS GROUP, INC.
           HUGHESVILLE MILL
           HUGHESVILLE, NJ 08804


QTY       TYPE/MODEL       DESCRIPTION
---       ----------       -----------

1         #9PM             PROCESS CONTROL SYSTEM       $ 49,396.00
                                                      --------------
                                                  Total $196,290.00


This Schedule is hereby attached to and made a part of the Supplement to the Master Lease Agreement bearing date as set forth above, between MERIDIAN LEASING CORPORATION and Lessee named above.

Lessee Address:         CUSTOM PAPERS GROUP, INC.
                        110 TREDEGAR ST.
                        RICHMOND, VA 23219

                       SCHEDULE B TO SUPPLEMENT NUMBER 1
                                       To
                  Master Lease Agreement Dated January 1, 1994
                                    Between
                     MERIDIAN LEASING CORPORATION (Lessor)
                                      And
                       CUSTOM PAPERS GROUP, INC. (Lessee)


                                CASUALTY VALUES

The Casualty Value of the Equipment covered by the Supplement identified above, as of any date, shall be the amount indicated below opposite the period of time in which such date occurs. Values for those periods between the ones indicated below can be calculated through interpolation of nearest values.

                Months Expired After          Casualty
            Supplement Commencement Date       Value

                         0                 $1,906,548
                        12                 $1,558,794
                        24                 $1,265,185
                        36                 $1,016,953
                        48                   $807,423
                        60                   $630,495
                        72                   $481,022



After the term of lease for such Equipment, and until such item of Equipment has been surrendered to Lessor, as provided in the Master Lease Agreement, the Casualty Value of such Equipment shall be $481,022.

Following payment of the Casualty Value, the Lessor and the Lessee shall each make reasonable efforts to obtain bids for the purchase of any existing Equipment suffering such Total Casualty. Such Equipment shall be sold for the highest cash offer then available, or if higher, other offer acceptable to Lessor and Lessee. Upon such sale, the Lessee shall be refunded the amount of the proceeds of the sale less the actual expenses incurred by Lessor in making the sale, including, without limitation, storage, insurance, advertising and sales taxes, but such refund shall not be in excess of the Casualty Value previously paid.

Following payment of the Casualty Value, the Lessee shall be entitled to the proceeds of any insurance covering the Equipment suffering such a Total Casualty up to an amount not in excess of the Casualty Value previously paid, but in no event shall the aggregate of amounts refunded to or received by Lessee pursuant to this Schedule B exceed the Casualty Value.


This Schedule is hereby attached to and made a part of the Supplement of the Master Lease Agreement bearing date as set forth above, between MERIDIAN LEASING CORPORATION and Lessee named above.

                       SCHEDULE C TO SUPPLEMENT NUMBER 1
                                     To
                 Master Lease Agreement dated January 1, 1994
                                  Between
                    MERIDIAN LEASING CORPORATION (Lessor)
                                     And
                    CUSTOM PAPERS GROUP, INC. (Lessee)

RENEWAL OPTION:

Lessee has the option, with three months prior written notice, provided it has not previously received written notice of default under the terms of the Lease, or if it received such notice of default, has cured such default, to renew the Lease for the Equipment at the end of the Lease Term for Fair
Market Value for a designated renewal term, such Fair Market Value to be determined objectively by Lessor. In the event Lessee does not exercise said renewal option, the Lease Term shall be automatically extended at the monthly lease rate in effect at the end of said term unless and until terminated by either party giving the other not less than three months prior written notice.

PURCHASE OPTION:

Lessee has the option, with three months prior written notice, provided
Lessee has not previously received written notice of default under the terms of the Lease, or if it received such notice of default, has cured such default, to purchase the Equipment at the termination of the Lease for $99,999.00.

ADDITIONAL CONSIDERATION:

The Casualty Values on Schedule B are prorated on a per location basis as follows:

Type/Model          Location                    Percentage
----------          --------                    ----------
#1PM                FITCHBURG MILL              18.495%
                    ONE OLD PRINCETON ROAD
                    FITCHBURG, MA 01420

#7PM                WARREN GLEN MILL            19.186%
                    WARREN GLEN, NJ 08804

#8PM                WARREN GLEN MILL            37.154%
                    WARREN GLEN, NJ 08804

#9PM                HUGHESVILLE MILL            25.165%
                    HUGHESVILLE, NJ 08804

This Schedule is hereby attached to and made a part of the Supplement to the Master Lease Agreement bearing date as set forth above, between MERIDIAN LEASING CORPORATION and Lessee named above.

                                  [Logo]
                         CERTIFICATE OF ACCEPTANCE

The undersigned being the Lessee under Supplement Number 1, to Master Lease Agreement dated January 1, 1994, ("Lease") by and between MERIDIAN LEASING CORPORATION, as Lessor, and the undersigned, as Lessee, hereby certifies as follows:

(a) The equipment listed below is accepted by Lessee as being installed and being acceptable under the terms of the Lease.

EQUIPMENT: Manufactured by ACCURAY

     See Equipment/Location Schedule A to Supplement Number 1.

(b) The Lessor is not known to be in default under the terms of said Lease and Lessee has no known claim against Lessor under the Lease as of the date hereof.

(c) Lessee hereby waives any right it may have under Section 2A-517 of the Uniform Commercial Code or otherwise to revoke this acceptance for any reason whatsoever including but not limited to (i) any assumption by Lessee that a nonconformity would be cured, (ii) any inducement of acceptance by the Lessor's assurances or any difficulty to discover a nonconformity before acceptance, or (iii) any Lessor default under the Lease. Lessee further hereby waives its rights under Section 2A-401 and 2A-402 of the Uniform Commercial Code to suspend performance of any of its obligations under the Lease with respect to the Equipment hereby accepted.

                                              CUSTOM PAPERS GROUP, INC.
                                                      (Lessee)
Acceptance
Date:         January 1, 1994              By      /s/ (ILLEGIBLE)
      -----------------------------           -----------------------------
                                           Title:  VICE-PRESIDENT

                           EQUIPMENT/LOCATION SCHEDULE A
                              TO SUPPLEMENT NUMBER 1

LESSEE: CUSTOM PAPERS GROUP, INC.

SUPPLEMENT AGREEMENT DATE: January 1, 1994

EQUIPMENT: Manufactured by ACCURAY

LOCATION:  CUSTOM PAPERS GROUP, INC.
           FITCHBURG MILL
           ONE OLD PRINCETON ROAD
           FITCHBURG, MA 01420

                                                       Semi-Annual
Qty       Type/Model       Description                    Rent
---       ----------       -----------                 -----------
1         #1PM             PROCESS CONTROL SYSTEM     $ 36,304.00

LOCATION: CUSTOM PAPERS GROUP, INC.
          WARREN GLEN MILL
          WARREN GLEN, NJ 08804
                                                       Semi-Annual
Qty       Type/Model       Description                    Rent
---       ----------       -----------                 -----------
1         #7PM             PROCESS CONTROL SYSTEM     $ 37,660.00
1         #8PM             PROCESS CONTROL SYSTEM     $ 72,930.00

LOCATION: CUSTOM PAPERS GROUP, INC.
          HUGHESVILLE MILL
          HUGHESVILLE, NJ 08804

Qty       Type/Model       Description
---       ----------       -----------
1         #9PM             PROCESS CONTROL SYSTEM     $ 49,396.00
                                                      -----------
                                                Total $196,290.00

This Schedule is hereby attached to and made a part of the Supplement to the Master Lease Agreement bearing date as set forth above, between MERIDIAN LEASING CORPORATION and Lessee named above.

Lessee Address:      CUSTOM PAPERS GROUP, INC.
                     110 TREDEGAR ST.
                     RICHMOND, VA 23219

                                 [LETTERHEAD]


                      INSURANCE AUTHORIZATION LETTER
                      ------------------------------

TO :   Alexander and Alexander   (Name of Insurance Agency/Broker)
       -----------------------
       [ILLEGIBLE]               (Address)
       -----------------------
       [ILLEGIBLE]               (Address)
       -----------------------
       Richmond VA 27209         (City, State, Zip)
       -----------------------

ATTN:  [ILLEGIBLE]
       -----------------------   (Agent's Name)
TEL:   800 783-0336              (Telephone Number)
       -----------------------

RE:              1               (Supplement)
      ------------------------

Please issue a Certificate of Insurance in the name of MERIDIAN LEASING CORPORATION AND ITS ASSIGNS covering Supplement Number 1 and mail within five
(5) working days to:

            Meridian Leasing Corporation
              ATTN: Insurance Department
            570 Lake Cook Road, Suite 300
                Deerfield, IL 60015

The insurance requirements below are in connection with Supplement Number 1 and cover equipment described as:
           Computer Equipment
-------------------------------------------------------------------------------

Located at:  VARIOUS LOCATIONS
           ---------------------

I. LIABILITY REQUIREMENTS: (Bodily Injury and Property Damage)
   --------- ------------

    A. $1,000,000 Single Limit Bodily Injury and Property Damage coverage.

    B. ENDORSEMENT: It is understood and agreed that Meridian Leasing Corporation ("Meridian") and its assigns are included as Additional Insureds, as their interests may appear, with respect to the ownership, security interest, maintenance or existence of certain personal property leased to the named insured below by Meridian. It is further understood that said equipment is leased on a "net lease" basis, and that Meridian has no maintenance obligations with respect thereto.

    C. ENDORSEMENT: It is understood and agreed that this insurance is primary insurance insofar as it relates to any and all equipment leased from Meridian under the above-referenced supplement.

    D. ENDORSEMENT: It is understood and agreed that this policy shall not be cancelled, nor any reduction or restriction of coverage be effected until at least thirty (30) days prior written notice has been given to Meridian at the above address by Certified Mail, Return Receipt Requested.

                                                        (continued on next page)

                                 [LETTERHEAD]

(continued from first page)

II. PHYSICAL DAMAGE REQUIREMENTS:
    -------- ------ ------------
    A. All Risk coverage for not less than $1,906,548.00.
                                           -------------

    B. ENDORSEMENT: It is understood and agreed that Meridian and its assigns are included as Loss Payees with respect to the ownership, maintenance, or existence of certain personal property leased to the named insured below by Meridian. It is further understood that said equipment is leased on a "net lease" basis, and that Meridian has no maintenance obligations with respect thereto.

    C. ENDORSEMENT: It is understood and agreed that this insurance is primary insurance insofar as it relates to any and all equipment leased from Meridian under the above-referenced supplement.

    D. ENDORSEMENT: It is understood and agreed that this policy shall not be cancelled, nor any reduction or restriction of coverage be effected until at least thirty (30) days prior written notice has been given to Meridian at the above address by Certified Mail, Return Receipt Requested.

    E. ENDORSEMENT: It is understood and agreed that any loss shall be adjusted with the named insured below and proceeds made payable to Meridian and its assigns, as their interests may appear.

The undersigned hereby authorizes you to provide a Certificate of Insurance on the terms and in the manner as specified above.

Named Insured: CUSTOM PAPERS GROUP, INC.
               ----------------------------
                         (Lessee)

By: [ILLEGIBLE]
   ----------------------------------------

Title: Vice-President
      -------------------------------------

Date: 3/7/94
      -------------------------------------


(ms)